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                                                                   Exhibit 10.11

                       AMENDMENT TO EMPLOYMENT AGREEMENT
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     THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made this 1/st/ day of April, 2001, by and between AMERIPATH, INC., a Delaware corporation (the "Company") and JAMES BILLINGTON (the "Executive").

                              W I T N E S S E T H

     WHEREAS, the Company and the Executive entered into an Employment Agreement on November 30, 2000 (the "Agreement"); and

     WHEREAS, the Company and the Executive wish to amend the Agreement.

     NOW, THEREFORE, in consideration of the Executive's continued employment with the Company and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows.

     1.  Recitals. The foregoing recitals are true and correct and are
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incorporated herein by this reference.

     2.  Vesting of Options Upon and After Change in Control. Insert the
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following at the end of the first sentence in Subsection 5.6 a. of the
Agreement: "and accelerate the vesting of all AmeriPath Stock Options which have been granted to the Executive, so that the unvested shares are one hundred (100) percent vested." Insert the following at the end of the second sentence in Subsection 5.6 a. of the Agreement: "and (5) accelerate the vesting of all AmeriPath Stock Options which have been granted to the Executive since the Change in Control but are unvested, so that the unvested shares are one hundred
(100) percent vested."

     3.  Conflicting Terms & Survival of Agreement. Except as specifically set
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forth herein, the Agreement shall remain in full force and effect. In the event the terms of this Amendment shall conflict with the terms of the Agreement, the terms of this Amendment shall control.

     4.  Counterparts. This Amendment may be executed in any number of
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counterparts, each of which shall be deemed to be an original, and all of which together constitute one documents.

     5.  Final Agreement. The Agreement, as amended by this Amendment,
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constitute the final agreement between the parties hereto and supercedes any prior or contemporaneous agreement or representation, oral or written, among them with respect to the matters set forth in the Agreement and this Amendment.


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          IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above.

                                   COMPANY

                                   AMERIPATH, INC.


                                   By:  ____________________________________
                                        James C. New
                                        Chairman and Chief Executive Officer



                                   EXECUTIVE

                                   _____________________________________
                                   James Billington

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